UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 29, 2019

THE MIDDLEBY CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	1-9973	36-3352497
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1400 Toastmaster Drive

Elgin, Illinois 60120

(Address of Principal Executive Offices, and Zip Code)

(847) 741-3300

Registrant’s Telephone Number, Including Area Code

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                 Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	MIDD	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 29, 2019, The Middleby Corporation, a Delaware corporation (the “Company”), held its 2019 Annual Meeting of Stockholders (the “Annual Meeting”) in Rockton, Illinois. There were a total of 55,664,098 outstanding shares of common stock entitled to vote at the Annual Meeting, of which 52,018,658 were present or represented by proxy. At the Annual Meeting, the Company’s stockholders cast their votes as described below. The stockholder proposal regarding ESG reporting (Proposal 4) was withdrawn by its proponent prior to the Annual Meeting and, consequently, was not presented at the Annual Meeting. The proposals are described in the definitive proxy statement on Schedule 14A filed by the Company with the U.S. Securities and Exchange Commission on April 18, 2019.

1. ELECTION OF DIRECTORS

Proposal one was the election of six (6) directors. The shares present were voted as follows:

Nominees	For	Withhold	Broker Non-Votes

Gordon O’Brien	46,879,806	856,034	4,282,818
Timothy J. FitzGerald	47,568,312	167,528	4,282,818
Sarah Palisi Chapin	47,388,674	347,166	4,282,818
Cathy L. McCarthy	47,616,829	119,011	4,282,818
John R. Miller III	46,698,660	1,037,180	4,282,818
Nassem Ziyad	47,697,183	38,657	4,282,818

Pursuant to the foregoing votes, all six nominees listed above were elected to the Company’s Board of Directors (the “Board”) to serve until the Company’s 2020 Annual Meeting of Stockholders and until their successors shall be duly elected and qualified or until their earlier death, resignation or removal.

2. RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

Proposal two was the ratification of Ernst & Young LLP as independent public accountant of the Company for the current fiscal year ending December 28, 2019. The shares present were voted as follows:

FOR: 51,740,277	AGAINST: 262,627	ABSTAIN: 15,754	BROKER NON-VOTES: 0

Pursuant to the foregoing votes, proposal two was approved.

3. ADVISORY VOTE ON EXECUTIVE COMPENSATION

Proposal three was the approval, by an advisory vote, of the 2018 compensation of the Company’s named executive officers. The shares present were voted as follows:

FOR: 22,063,193	AGAINST: 25,648,044	ABSTAIN: 24,603	BROKER NON-VOTES: 0

Pursuant to the foregoing votes, proposal three was not approved on an advisory basis.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MIDDLEBY CORPORATION

Dated: June 3, 2019	By:	/s/ Timothy J. FitzGerald
	Name:	Timothy J. FitzGerald
	Title:	Chief Executive Officer

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